Exhibit 10.2
CHANGE ORDER
COVID-19 Impacts 3Q2021

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00058 DATE OF CHANGE ORDER: January 6, 2022

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s costs for the third quarter of 2021 (“Q3”) (actuals July 2021 through September 2021), in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications for Q3:

i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely or in the Houston home office.

ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no shutdowns in Q3.

iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).

iv.No major COVID-19 infection outbreak on the Jobsite resulting in (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 9 March 2021 shall remain unchanged through the end of Q3. New government orders shall be subject to separate notices and Change Orders, if applicable.

vi.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.

vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.

viii.Any changes in the above assumptions and qualifications and additional costs beyond Q3 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 30 September 2021. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-57)	$18,111,175
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,035,003,748
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$1,718,311
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,036,722,059

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$453,717,464

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,488,721,212
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,718,311
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,490,439,523

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
January 12, 2022	January 6, 2022
Date of Signing	Date of Signing

CHANGE ORDER
Spill Containment SIL 2 Interlock

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00059 DATE OF CHANGE ORDER: January 11, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to implement Spill Containment SIL 2 Interlock for the Third Berth Project as requested by FERC.

Owner requests Contractor to design and implement SIL 2 rated Safety Instrument Function (flow-based solution) within the loading lines to limit flow to the Third Berth in the event of full guillotine failure of a loading line as documented in DECN No. 26012-100-M6N-DK-24011, Rev 001; including:

•High-level transients for a single pump trip scenario at increased pumping rate of 13,000 m3/hr. Contractor shall run transients for the following cases, report results in excel spreadsheet (original vs. new), and identify any exceedances from the original:

i.Single pump trip at 12,000m3/hr (6,000 m3/hr from Phase 1 tanks; 6,000 m3/hr from Phase 2 tanks)
ii.Single pump trip at 12,000m3/hr (10,000 m3/hr from Phase 1 tanks; 2,000 m3/hr from Phase 2 tanks)
iii.Single pump trip at 13,000m3/hr (6,500 m3/hr from Phase 1 tanks; 6,500 m3/hr from Phase 2 tanks)
iv.Single pump trip at 13,000m3/hr (10,500 m3/hr from Phase 1 tanks; 2,500 m3/hr from Phase 2 tanks)

•Stress comparison to identify if any exceedances of original design margins based on new dynamic loads from Cases (i) through (iv) above.

•FHA revision based on Owner’s update to facility siting study (through 3rd-party consultant, Blue Engineering)

2.Mitigation of any exceedance(s) (including re-running of transient at different conditions, and stress analysis to confirm such exceedance(s) are acceptable to mitigate any potential exceedances) are specifically excluded from this Change Order and shall be part of a separate Change Order in accordance with Section 6.1 of the Agreement, if requested by Owner.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-58)	$19,829,486
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,036,722,059
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,036,722,059

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,978,536)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$453,717,464
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$654,482
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$454,371,946

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,490,439,523
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$654,482
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,491,094,005

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified : N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: ____ Contractor ____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
January 18, 2022	January 11, 2022
Date of Signing	Date of Signing

CHANGE ORDER
Third Berth Soil Preparation Provisional Sum Closure

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00060 DATE OF CHANGE ORDER: March 15, 2022

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to the instructions in the Soils Preparation Provisional Sum in Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement, this Change Order amends the Soils Preparation Provisional Sum amount based on Final Soils Preparation Basis Documents.

2.The original Soils Preparation Provisional Sum in Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement was Five Million, Six Hundred Seventeen Thousand U.S. Dollars (U.S. $5,617,000).

3.The amended Soils Preparation Provisional Sum, pursuant to Change Order CO-00030, dated 16 September 2020, was Seven Million, Six Hundred Thousand, Two Hundred Sixty U.S. Dollars (U.S. $7,600,260).

4.The Soils Preparation Provisional Sum in Section 2.6 of Attachment EE, Schedule EE-4 of the Agreement is hereby increased by One Million, Three Hundred Fifty-Nine Thousand, Seven Hundred Three U.S. Dollars *U.S. $1,359,703); and therefore, the final Soils Preparation Provisional Sum as amended by this Change Order shall be Eight Million, Nine Hundred Fifty-Nine Thousand, Nine Hundred Sixty-Three U.S. Dollars (U.S. $8,959,963).

5.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

6.Schedule C-1 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-57)	$19,829,486
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,036,722,059
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,036,722,059

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(3,324,054)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$454,371,946
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be increased by this Change Order	$1,359,703
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$455,731,649

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,491,094,005
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,359,703
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,492,453,708

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
March 22, 2022	March 15, 2022
Date of Signing	Date of Signing

CHANGE ORDER
COVID-19 Impacts 4Q2021

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00061 DATE OF CHANGE ORDER: March 15, 2022

The Agreement between the Parties listed above is changed as follows:

1.Pursuant to Article 6.2 of the Agreement (Change Orders Requested by Contractor), Parties agree this Change Order includes Contractor’s costs for the fourth quarter of 2021 (“Q4”) (actuals September 2021 through December 2021), in response to the novel coronavirus (COVID-19) outbreak event.

This Change Order is based on the following assumptions and qualifications for Q4:

i.Contractor’s Houston home office personnel have worked and shall continue working effectively remotely or in the Houston home office.

ii.Contractor has been able to keep the Jobsite open throughout the event and shall continue doing so, to the extent reasonably possible, to advance the Work at the current rate of progress (or better if possible), with no shutdowns in Q4.

iii.Contractor shall continue to put forth diligent mitigation efforts to minimize impacts caused by the event to the extent reasonably practical, including but not limited to: increased craft professional hours for additional cleaning, disinfecting, etc.; increased bussing services to support social distancing; additional cleaning stations, waste management services, etc.; quarantine requirements for supplier technical support (international and others); continued COVID-19 testing costs and hours (excluding quarantine time); increased professional staff for contact tracing efforts; and additional safety PPE, communication materials (e.g., posters, signs, etc.).

iv.No major COVID-19 infection outbreak on the Jobsite resulting in (i) Site shutdown of all or critical scopes of the Work; or (ii) absenteeism at or above the twenty percent (20%) level for a sustained duration of more than four (4) Weeks. Should either of these triggers occur, the Parties shall jointly collaborate on mitigation actions and plans for shutdown accordingly.

v.Existing government (local, state and/or federal) guidelines, executive orders, actions or directives as of 9 March 2021 shall remain unchanged through the end of Q4. New government orders shall be subject to separate notices and Change Orders, if applicable.

vi.Owner’s operations and other professional staff personnel shall continue to support the Contractor’s activities for the Project in support of the Work.

vii.Subcontractors and Suppliers shall continue to provide uninterrupted support for construction activities either at Site or remotely if possible.

viii.Any changes in the above assumptions and qualifications and additional costs beyond Q4 are excluded from this Change Order; and may be part of a separate Change Order in accordance with Article 6.2 of the Agreement.

2.Contractor has not experienced schedule impacts on the critical path of the CPM Schedule through 31 December 2021. In the event of the occurrence of any impacts to the critical path of the CPM Schedule, Contractor shall notify Owner in accordance with Article 6.5 of the Agreement.

3.The detailed cost breakdown of this Change Order is provided in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-57)	$19,829,486
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,036,722,059
4.	The Contract Price Applicable to Subproject 6(a) will be increased by this Change Order in the amount of	$1,325,619
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(1,964,351)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$455,731,649
10.	The Contract Price Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$455,731,649

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,492,453,708
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$1,325,619
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,493,779,327

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): Yes; see Exhibit B of this Change Order.
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): N/A
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
March 22, 2022	March 15, 2022
Date of Signing	Date of Signing

CHANGE ORDER
FERC Condition 61

PROJECT NAME: Sabine Pass LNG Stage 4 Liquefaction Facility OWNER: Sabine Pass Liquefaction, LLC CONTRACTOR: Bechtel Oil, Gas and Chemicals, Inc. DATE OF AGREEMENT: November 7, 2018	CHANGE ORDER NUMBER: CO-00062 DATE OF CHANGE ORDER: March 15, 2022

The Agreement between the Parties listed above is changed as follows:

1.In accordance with Section 6.1 of the Agreement (Change Orders Requested by Owner), the Parties agree this Change Order includes Contractor’s costs to implement modifications to the area class zone around the potential leak points in the onshore valve platform for the Third Berth to the below distances to satisfy FERC Condition 61:
•Twenty-five feet (25’) around the leak point;
•Twenty-five feet (25’) height to fifty feet (50’) wide around the leak point; and
•Two feet (2’) height to one hundred feet (100’) wide around the leak point.

These are the same distances as API RP 500 Figures 20/21.

2.To avoid encroachment of the new area class zone on to nearby non-hazardous rated equipment, the flow element type will be changed to welded V-Cone (FE-24998) and the instruments (Flow Transmitter (FT-24998A) and Pressure Indicator (PI-24992)) will be relocated outside of the area class zone by extending the tubing. The local control panel for the Sanitary Treatment Package will be elevated above the hazardous zone. Refer to Electrical Hazardous Area Classification 26012-100-E3-03A03-00001 Rev 001.

3.The detailed cost breakdown for this Change Order is detailed in Exhibit A of this Change Order.

4.Schedule C-3 (Milestone Payment Schedule) of Attachment C of the Agreement will be amended by including the milestone(s) listed in Exhibit B of this Change Order.

Adjustment to Contract Price Applicable to Subproject 6(a)

1.	The original Contract Price Applicable to Subproject 6(a) was	$2,016,892,573
2.	Net change for Contract Price Applicable to Subproject 6(a) by previously authorized Change Orders (#01-08, 10-13, 15, 17-18, 21-22, 24, 28-29, 31-32, 34-35, 38, 41-42, 45-49, 51, 53-57)	$21,155,105
3.	The Contract Price Applicable to Subproject 6(a) prior to this Change Order was	$2,038,047,678
4.	The Contract Price Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
5.	The Provisional Sum Applicable to Subproject 6(a) will be unchanged by this Change Order in the amount of	$—
6.	The Contract Price Applicable to Subproject 6(a) including this Change Order will be	$2,038,047,678
2

Adjustment to Contract Price Applicable to Subproject 6(b)

7.	The original Contract Price Applicable to Subproject 6(b) (in CO-00009) was	$457,696,000
8.	Net change for Contract Price Applicable to Subproject 6(b) by previously authorized Change Orders (#14, 16, 19-20, 23, 25-27, 30-31, 33, 36-37, 39-40, 43-44, 50, 52)	$(1,964,351)
9.	The Contract Price Applicable to Subproject 6(b) prior to this Change Order was	$455,731,649
10.	The Contract Price Applicable to Subproject 6(b) will be increased by this Change Order	$106,684
11.	The Provisional Sum Applicable to Subproject 6(b) will be unchanged by this Change Order	$—
12.	The Contract Price Applicable to Subproject 6(b) including this Change Order will be	$455,838,333

Adjustment to Contract Price

13.	The original Contract Price for Subproject 6(a) and Subproject 6(b) was (add lines 1 and 7)	$2,474,588,573
14.	The Contract Price prior to this Change Order was (add lines 3 and 9)	$2,493,779,327
15.	The Contract Price will be increased by this Change Order in the amount of (add lines 4, 5, 10 and 11)	$106,684
16.	The new Contract Price including this Change Order will be (add lines 14 and 15)	$2,493,886,011

Adjustment to dates in Project Schedule for Subproject 6(a)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(a): N/A
Adjustment to Payment Schedule for Subproject 6(a): N/A
Adjustment to Minimum Acceptance Criteria for Subproject 6(a): N/A
Adjustment to Performance Guarantees for Subproject 6(a): N/A
Adjustment to Design Basis for Subproject 6(a): N/A
Other adjustments to liability or obligations of Contractor or Owner under the Agreement for Subproject 6(a): N/A

Adjustment to dates in Project Schedule for Subproject 6(b)
The following dates are modified: N/A
Adjustment to other Changed Criteria for Subproject 6(b): N/A
Adjustment to Payment Schedule for Subproject 6(b): Yes; see Exhibit B
Adjustment to Design Basis for Subproject 6(b): N/A
Other adjustments to liability or obligation of Contractor or Owner under the Agreement: N/A
Select either A or B:
[A] This Change Order shall constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall be deemed to compensate Contractor fully for such change. Initials: /s/ KM Contractor /s/ DC Owner

~~[B] This Change Order shall not constitute a full and final settlement and accord and satisfaction of all effects of the change reflected in this Change Order upon the Changed Criteria and shall not be deemed to compensate Contractor fully for such change. Initials: _____ Contractor _____ Owner~~

Upon execution of this Change Order by Owner and Contractor, the above-referenced change shall become a valid and binding part of the original Agreement without exception or qualification, unless noted in this Change Order. Except as modified by this and any previously issued Change Orders, all other terms and conditions of the Agreement shall remain in full force and effect. This Change Order is executed by each of the Parties’ duly authorized representatives.

/s/ David Craft	/s/ Kane McIntosh
Owner	Contractor
David Craft	Kane McIntosh
Name	Name
SVP E&C	Senior Project Manager
Title	Title
March 22, 2022	March 15, 2022
Date of Signing	Date of Signing